UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 30, 2021 (April 27, 2021)

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

As part of its periodic review of the Code of Ethical Business Conduct (the “Code”), on April 27, 2021, United States Steel Corporation's (the “Corporation”) Board of Directors approved and adopted certain amendments to the Code. The amendments include updating the Corporation’s guiding principles, expanding the discussion of the Corporation’s strategy and sustainability efforts, and incorporating additional information regarding psychological safety and inclusion and diversity. The amended Code also includes other clarifying and non-substantive revisions.

The summary of the amendments to the Code included in this current report on Form 8-K is qualified in its entirety by reference to the full text of the Code, as amended, which can be found on the Corporation’s website at www.ussteel.com under “About - Ethics & Compliance.”

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Corporation was held on April 27, 2021. The following matters were acted upon:

1.    ELECTION OF DIRECTORS

Tracy A. Atkinson, David B. Burritt, John J. Engel, John V. Faraci, Murry S. Gerber, Jeh. C. Johnson, Paul A. Mascarenas, Michael H. McGarry, David S. Sutherland and Patricia A. Tracey were elected as directors, to serve an annual term expiring at the 2022 annual meeting of stockholders, by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tracy A. Atkinson	123,749,829	2,871,493	1,150,393	51,611,147
David B. Burritt	122,603,710	4,036,504	1,131,501	51,611,147
John J. Engel	102,812,642	23,758,562	1,200,511	51,611,147
John V. Faraci	123,324,081	3,089,086	1,358,548	51,611,147
Murry S. Gerber	123,287,990	3,062,704	1,421,021	51,611,147
Jeh C. Johnson	123,428,877	3,098,200	1,244,638	51,611,147
Paul A. Mascarenas	123,352,438	3,041,133	1,378,144	51,611,147
Michael H. McGarry	123,401,448	2,960,099	1,410,168	51,611,147
David S. Sutherland	122,699,051	3,161,694	1,910,970	51,611,147
Patricia A. Tracey	122,497,032	4,127,022	1,147,661	51,611,147

2.    ADVISORY VOTE ON EXECUTIVE COMPENSATION

The results of the non-binding advisory vote to approve the compensation of certain executive officers of the Corporation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,573,390	8,428,797	1,769,528	51,611,147

3.    RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation for 2021 was ratified by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
173,162,014	4,837,450	1,383,398	0

4.    AMENDMENT AND RESTATEMENT OF THE 2016 OMNIBUS INCENTIVE COMPENSATION PLAN

The amendment and restatement of the 2016 Omnibus Incentive Compensation Plan was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
118,829,320	7,363,117	1,579,278	51,611,147

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Manpreet S. Grewal
Manpreet S. Grewal
Vice President, Controller & Chief Accounting Officer

Dated: April 30, 2021